UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 16, 2022

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Harbor Place Drive, Suite 600
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Ingersoll Rand Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, 376,145,345 shares of the Company’s common stock, or approximately 92.61% of the 406,123,328 total shares of the Company’s common stock entitled to vote at the Annual Meeting, were present in person or by proxy and voted on the following two proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated April 29, 2022. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the persons listed below as directors for a term expiring at the Company’s 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified:
Name	For Votes	Against Votes	Abstain Votes	Broker Non-Votes
Kirk E. Arnold	345,689,576	16,667,436	152,175	13,636,158
Elizabeth Centoni	353,063,438	9,297,276	148,473	13,636,158
William P. Donnelly	354,485,321	7,886,444	137,422	13,636,158
Gary D. Forsee	359,525,057	2,826,300	157,830	13,636,158
John Humphrey	319,185,016	36,626,886	6,697,285	13,636,158
Marc E. Jones	353,367,744	8,974,302	167,141	13,636,158
Vicente Reynal	346,086,821	16,281,756	140,610	13,636,158
Tony L. White	351,223,515	11,124,339	161,333	13,636,158

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2022.

For Votes	Against Votes	Abstain Votes	Broker Non-Votes
363,527,579	12,486,161	131,605	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: June 22, 2022